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                                                                    EXHIBIT 10.1

                                                                [EXECUTION COPY]

                           AMENDMENT NO. 7 and CONSENT
                                       to
                           LOAN AND SECURITY AGREEMENT
                            dated as of July 12, 1996


         THIS AMENDMENT NO. 7 AND CONSENT dated as of August 28, 1998 (this "Amendment") is made by LADD FURNITURE, INC., a North Carolina corporation, AMERICAN FURNITURE COMPANY, INCORPORATED, a Virginia corporation, BARCLAY FURNITURE CO., a Mississippi corporation, CLAYTON-MARCUS COMPANY, INC., a North Carolina corporation, LADD CONTRACT SALES CORPORATION, a North Carolina corporation, LADD INTERNATIONAL SALES CORP., a Barbados corporation, LADD TRANSPORTATION, INC., a North Carolina corporation, PENNSYLVANIA HOUSE, INC., a North Carolina corporation, PILLIOD FURNITURE, INC., a North Carolina corporation (the "Borrowers"), NATIONSBANK, N.A., a national banking association ("NationsBank"), FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet", and together with NationsBank, the "Co-Agents"), the financial institutions parties to the Loan Agreement (as hereinafter defined) from time to time (the "Lenders"), and NATIONSBANK as administrative agent for the Lenders (the "Administrative Agent").

                             Preliminary Statements

         The Borrowers, the Lenders, the Co-Agents and the Administrative Agent are parties to a Loan and Security Agreement dated as of July 12, 1996, as amended by Amendment No. 1 dated as of August 15, 1996, Amendment No. 2 dated as of October 10, 1996, Amendment No. 3 dated as of December 23, 1996, Amendment No. 4 dated as of July 24, 1997, Amendment No. 5 dated as of October 1, 1997 and Amendment No. 6 dated as of May 15, 1998 (said Agreement, as so amended, the "Loan Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined).

         The Borrowers have requested, and the Lenders and the Administrative Agent have agreed, upon and subject to all of the terms, conditions and provisions of this Amendment, to consent to (i) the merger of Barclay with and into Clayton-Marcus, with Clayton-Marcus as the surviving entity (the "Merger") and (ii) the $5,000,000 industrial development authority bond financing to be entered into between American and the Industrial Development Authority of Smyth, County Virginia (the "Chilhowie IRBs") for the purpose of financing building renovations and the purchase of equipment for American's Chilhowie, Virginia facility, and to modify certain provisions of the Loan Agreement as hereinafter set forth in order to accommodate said merger and bond transaction.

         Accordingly, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and


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valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendments to Loan Agreement. The Loan Agreement is hereby amended, subject to the provisions of Section 3 hereof, by

         (a) amending Section 1.1 Definitions by

         (i) amending the definition "Barclay" in its entirety to read as follows:

                  "Barclay" means Clayton-Marcus.

         (ii) amending the definition "Borrower" by deleting therefrom
         "Barclay,"

         (iii) amending the definition "Clayton-Marcus" by inserting before the period at the end thereof the phrase "and the surviving corporation of the merger with Barclay Furniture Co., a Mississippi corporation," and

         (iv) inserting the following definitions in the appropriate alphabetical order to read in its entirety as follows:

                  "Chilhowie IRBs" means Industrial Revenue Bonds to be issued by the Industrial Development Authority of Smyth County, Virginia in the original principal amount of up to $5,000,000, pursuant to the Chilhowie IRB Documents, in connection with the renovation of certain facilities of American in Chilhowie, Smyth County, Virginia and the purchase of the Chilhowie IRB Equipment. Repayment of the loan made to American from the proceeds of the Chilhowie IRBs will be repayable over not less than 10 years (except as provided in the Chilhowie IRB Documents), will be guaranteed by LADD, and will be secured by a letter of credit issued by Wachovia Bank, N.A. and a Lien on the Chilhowie IRB Equipment in favor of the issuer of the Chilhowie IRBs and/or the issuer of the letter of credit.

                  "Chilhowie IRB Documents" means the loan agreement, trust indenture, and any other agreement, document, certificate or instrument to be delivered in connection with the issuance of the Chilhowie IRBs.

                  "Chilhowie IRB Equipment" means the Equipment acquired by American with the proceeds of the Chilhowie IRBs and located at American's premises in Smyth County, Virginia.

                  "Chilhowie IRB Transaction" means, collectively, the transactions contemplated by the Chilhowie IRB Documents.



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         (b) amending Section 12.2 Debt by amending clause (c) in its entirety to read as follows:

                  (c) Permitted Purchase Money Debt and Capitalized Lease Obligations incurred after the Agreement Date and Debt represented by the Chilhowie IRBs, not to exceed $10,000,000 at any time outstanding,

         (c) amending Section 12.9 Liens by inserting the phrase "and the Lien on the Chilhowie IRB Equipment securing the Debt represented by the Chilhowie IRBs and/or American's reimbursement obligations in respect of the Wachovia Bank, N.A.-issued letter of credit securing the Chilhowie IRBs, as the case may be," immediately before the period at the end thereof.

         (d) deleting Schedules 7.1(a), 7.1(b), 7.1(c), 7.1(e), 7.1(f), 7.1(h),
7.1(i), 7.1(t), 7.1(u), 7.1(v), 7.1(w), 7.1(bb) and 7.1(dd) to the Loan
Agreement delivered by the Borrowers as of March 15, 1998, and substituting therefor the Schedules attached hereto as Exhibit A.

         Section 2. Consent. The Lenders hereby consent, subject to the provisions of Section 3, (i) to the Merger and waive compliance and the effect of non-compliance by the Borrowers with the provisions of Sections 12.4, 12.7 and 12.8 to the extent any thereof would be breached by consummation of the Merger, (ii) to the Chilhowie IRB Transaction (as such term and other capitalized terms used herein are defined in the Loan Agreement as amended by this Amendment), and (iii) to the subordination of the Security Interest in the Chilhowie IRB Equipment to the Lien of the holders of the Chilhowie IRBs (the "IRB Holders") or to Wachovia Bank, N.A. ("Wachovia"), as issuer of the letter of credit securing the Chilhowie IRBs, as the case may be, on the Chilhowie IRB Equipment, on terms acceptable to the Administrative Agent in its reasonable business judgment.

         Section 3. Effectiveness of Amendment. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received the following, each in form and substance acceptable to the Administrative Agent and in sufficient copies for each Lender:

         (a) this Amendment duly executed and delivered by each Borrower and each Lender;

         (b) a certificate of the Secretary of each Borrower having attached thereto the articles or certificate of incorporation and bylaws of such Borrower as in effect on the Amendment Effective Date (or containing the certification of such Secretary that no amendment or modification of such articles or certificate or bylaws has become effective since the last date on which such documents were delivered to the Administrative Agent pursuant to the Loan Agreement), having attached thereto a copy of the corporate action of Clayton-Marcus and the other relevant Borrowers authorizing the Merger, and to the further effect that the incumbency



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certificate and corporate action delivered in connection with the occurrence of the Effective Date remain in effect, unchanged, or certifying any changes thereto;

         (c) a certificate of the President or Executive Vice President of LADD and of the President or a Vice President of each other Borrower stating that, to the best of his knowledge and based on an examination sufficient to enable him to make an informed statement, after giving effect to this Amendment,

                  (i) all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct in all material respects as of the Amendment Effective Date, having attached thereto any revised Schedules necessary to permit such certification, including but not limited to Schedules 7.1(a), 7.1(b), 7.1(c), 7.1(e), 7.1(f), 7.1(h), 7.1(i), 7.1(t), 7.1(u), 7.1(v), 7.1(w), 7.1(bb) and
         7.1(dd) to the Loan Agreement, and

                  (ii) no Default or Event of Default exists,

and such statements shall be true;

         (d) such additional Financing Statements as are necessary or desirable to maintain the Security Interest in compliance with the provision of Article 8 of the Loan Agreement, or as the Administrative Agent may request, duly executed and delivered by the relevant Borrower(s), and evidence satisfactory to the Administrative Agent that the said Financing Statements have been filed in each jurisdiction where such filing may be necessary or appropriate; and

         (e) such other documents, agreements, certificates or other instruments in connection with this Amendment as the Administrative Agent may reasonably request.

         Section 4. Effect of Amendment. From and after the effectiveness of this Amendment,

         (a) Barclay Furniture Co., a Mississippi corporation, shall no longer be a "Borrower." Each of the Borrowers expressly acknowledges, consistent with the provisions of Sections 5.19, 5.20 and 5.21 of the Loan Agreement, that the merger of Barclay with and into Clayton-Marcus does not impair or otherwise affect such Borrower's liability in respect of the Secured Obligations, and

         (b) all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment.



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Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan
Documents.

         Section 5. Representations, Warranties and Covenants.

         (a) Representations and Warranties. The Borrowers each hereby represent and warrant to the Lenders that each of the representations and warranties set forth in the Loan Documents is true and correct in all material respects as of the date hereof both before and after giving effect to this Amendment, and shall survive the delivery of this Amendment.

         (b) Covenants. The Borrowers each hereby covenant with the Lenders, which covenant shall survive the delivery of this Amendment, that the Borrowers shall deliver to the Administrative Agent:

                  (i) as soon as possible and in no event later than thirty days after the Amendment Effective Date evidence satisfactory to the Administrative Agent that (A) the Merger has been consummated in accordance with the Agreement and Plan of Merger of Barclay Furniture Co. and Clayton-Marcus Company, Inc. dated July 23, 1998, furnished to the Administrative Agent by LADD, and (B) fee title to the Sherman and Myrtle, Mississippi plants is held by a Borrower, that such Real Estate continues to be subject to the Lien of the Mortgage affecting such Real Estate and to no other Lien or exception to title that the Administrative Agent has not approved in writing, with priority from the original date of recording of the relevant Mortgage, which evidence may include paid endorsements (or commitments to issue the same, satisfactory to the Administrative Agent in its sole discretion) to the existing policies of mortgagee title insurance in respect of such Real Estate; and

                  (ii) evidence satisfactory to the Administrative Agent of the consummation of the Chilhowie IRB Transaction within thirty days of such consummation, including (A) certified executed copies of Chilhowie IRB Documents (defined herein as defined in the Loan Agreement as amended by this Amendment) and any other documents, agreements, certificates or other instruments executed in connection with the Chilhowie IRB Transaction, (B) a certificate of the President or Executive Vice President of LADD and of the President or a Vice President of each other Borrower that each of the representations and warranties set forth in the Loan Documents is true and correct in all material respects and that no Default or Event of Default exists, in each case as of the date of consummation of the Chilhowie IRB Transaction, (C) a reliance letter entitling the Lenders to rely upon the opinion of Kilpatrick Stockton LLP delivered in connection



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         with the Chilhowie IRB Transaction, and (D) such other documents, agreements, certificates or other instruments as the Administrative Agent may reasonably request.

         (c) Year 2000 Compliance. The Borrowers each hereby (i) represent and warrant to the Lenders, which representations and warranties shall survive the delivery of this Amendment, that such Borrower has (A) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrowers or any of their Subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (B) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (C) to date, implemented that plan in accordance with that timetable, and (ii) covenanted with the Lenders, which covenant shall survive the delivery of this Amendment, that LADD will promptly notify the Administrative Agent in the event LADD discovers or determines that any computer application (including those of its suppliers, vendors and customers) that is material to its or any other Borrower's business and operations, on a consolidated basis, will not be Year 2000 Compliant (as hereinafter defined). Based on the foregoing, each Borrower believes that all computer applications (including those of suppliers, vendors (other than the Lenders) and customers) that are material to the business and operations of LADD and each other Borrower, on a consolidated basis, are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant").

         Section 6. Counterpart Execution; Governing Law.

         (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     BORROWERS:

                                     LADD FURNITURE, INC.


                                     By:___________________________
                                        William S. Creekmuir
                                        Executive Vice President

                                     AMERICAN FURNITURE COMPANY, INCORPORATED


                                     By:___________________________
                                        William S. Creekmuir
                                        Vice President

                                     BARCLAY FURNITURE CO.


                                     By:___________________________
                                        William S. Creekmuir
                                        Vice President

                                     CLAYTON-MARCUS COMPANY, INC.


                                     By:___________________________
                                        William S. Creekmuir
                                        Vice President

                                     LADD CONTRACT SALES CORP.


                                     By:___________________________
                                        William S. Creekmuir
                                        Vice President



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                                     PENNSYLVANIA HOUSE, INC.


                                     By:___________________________
                                        William S. Creekmuir
                                        Vice President


                                     PILLIOD FURNITURE, INC.


                                     By:___________________________
                                        William S. Creekmuir
                                        Vice President

                                     LADD TRANSPORTATION, INC.


                                     By:___________________________
                                        William S. Creekmuir
                                        President

                                     LADD INTERNATIONAL SALES CORP.


                                     By:___________________________
                                        William S. Creekmuir
                                        Vice President


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                                     AGENTS/LENDERS:

                                     NATIONSBANK, N.A., as Administrative Agent, a Co-Agent and as a Lender


                                     By:___________________________
                                        Arthur R. Cordwell, Jr.
                                        Vice President

                                     FLEET CAPITAL CORPORATION, as a Co-Agent and as a Lender


                                     By:___________________________
                                        Name:
                                        Title:

                                     BANKAMERICA BUSINESS CREDIT, INC.,
                                     as a Lender


                                     By:___________________________
                                        Name:
                                        Title:

                                     THE CIT GROUP/BUSINESS CREDIT,
                                     INC., as a Lender


                                     By:___________________________
                                        Name:
                                        Title:

                                     SANWA BUSINESS CREDIT CORPORATION,
                                     as a Lender


                                     By:___________________________
                                        Name:
                                        Title:



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                                     BANKBOSTON, N.A., as a Lender


                                     By:___________________________
                                        Name:
                                        Title:

                                     CREDITANSTALT CORPORATE FINANCE,
                                     INC., as a Lender


                                     By:___________________________
                                        Name:
                                        Title:


                                     By:___________________________
                                        Name:
                                        Title:

                                     BRANCH BANKING AND TRUST COMPANY,
                                     as a Lender


                                     By:___________________________
                                        Name:
                                        Title:


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